Exhibit 32.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Southwestern Energy Company, an Arkansas corporation (the "Company"), does hereby certify that:

     The Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	April 29, 2005	/s/ HAROLD M. KORELL
Harold M. Korell
Chief Executive Officer

Dated:	April 29, 2005	/s/ GREG D. KERLEY
Greg D. Kerley
Chief Financial Officer